UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 3, 1999


                              eVision USA.Com, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Colorado                0-17637                45-0411501
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    (State or other jurisdiction  (Commission File No.)   (I.R.S. Employer
       of incorporation)                                 Identification No.)


               1700 Lincoln Street, Suite 3200, Denver, CO   80203
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              (Address of principal executive offices)    (Zip Code)


                                 (303) 860-1700
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              (Registrant's telephone number, including area code)



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Item 4.  Changes In Registrant's Independent Accountants


On September 3, 1999, KPMG LLP was dismissed as the independent accountants for eVision USA.Com Inc. (the "Company"). KPMG LLP acted as the independent accountants for the Company for the years ended September 30, 1998 and 1997.

KPMG LLP's reports on the Company's financial statements for the past two years ended September 30, 1998 and 1997 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Company's Board of Directors.

During the Company's two most recent fiscal years and subsequent interim period up to the date of the change in independent accountants, there were no disagreements with KPMG LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make a reference to the subject matter of the disagreement(s) in connection with its reports.

Item 7.  Financial Statements and Exhibits.

Exhibit 16     Letter from KPMG LLP


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    Date:  September 3, 1999                eVISION USA.COM, INC.


                                            By:/s/ Robert H. Trapp
                                               ---------------------------------
                                               Robert H. Trapp,
                                               Managing Director




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